Exhibit 99.1

THE PNC FINANCIAL SERVICES GROUP, INC.

FINANCIAL SUPPLEMENT
FIRST QUARTER 2022
(Unaudited)

THE PNC FINANCIAL SERVICES GROUP, INC.
FINANCIAL SUPPLEMENT
FIRST QUARTER 2022
(UNAUDITED)

The information contained in this Financial Supplement is preliminary, unaudited and based on data available on April 14, 2022. We have reclassified certain prior period amounts to be consistent with the current period presentation, which we believe is more meaningful to readers of our consolidated financial statements. This information speaks only as of the particular date or dates included in the schedules. We do not undertake any obligation to, and disclaim any duty to, correct or update any of the information provided in this Financial Supplement. Our future financial performance is subject to risks and uncertainties as described in our United States Securities and Exchange Commission (SEC) filings.

BUSINESS
PNC is one of the largest diversified financial services companies in the United States (U.S.) and is headquartered in Pittsburgh, Pennsylvania. PNC has businesses engaged in retail banking, including residential mortgage, corporate and institutional banking and asset management, providing many of its products and services nationally. PNC's retail branch network is located coast-to-coast. PNC also has strategic international offices in four countries outside the U.S.

PRESENTATION OF NONINTEREST INCOME
Effective for the first quarter of 2022, PNC updated the presentation of its noninterest income categorization to be based on product and service type, and accordingly, has changed the basis of presentation of its noninterest income revenue streams to: (i) Asset management and brokerage, (ii) Capital markets related, (iii) Card and cash management, (iv) Lending and deposit services, (v) Residential and commercial mortgage and (vi) Other noninterest income. For a description of each updated noninterest income revenue stream, see PNC's Current Report on Form 8-K filed on March 31, 2022.

ACQUISITION OF BBVA USA BANCSHARES, INC.
On June 1, 2021, PNC acquired BBVA USA Bancshares Inc. (BBVA), a U.S. financial holding company conducting its business operations primarily through its U.S. banking subsidiary, BBVA USA. PNC paid $11.5 billion in cash as consideration for the acquisition.

On October 8, 2021, BBVA USA merged into PNC Bank. As of October 12, 2021, PNC converted approximately 2.6 million customers, 9,000 employees and over 600 branches across seven states. Our 2021 results of operations reflect the benefit of BBVA's acquired business operations for the period since the acquisition closed on June 1, 2021. PNC's balance sheets at March 31, 2022, December 31, 2021, September 30, 2021 and June 30, 2021 include BBVA's balances.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 1

Table 1: Consolidated Income Statement (Unaudited)

	Three months ended
	March 31	December 31	September 30	June 30	March 31
In millions, except per share data	2022	2021	2021	2021	2021
Interest Income
Loans	$2,293	$2,414	$2,437	$2,160	$1,996
Investment securities	544	484	460	469	421
Other	77	77	78	72	66
Total interest income	2,914	2,975	2,975	2,701	2,483
Interest Expense
Deposits	27	27	29	30	40
Borrowed funds	83	86	90	90	95
Total interest expense	110	113	119	120	135
Net interest income	2,804	2,862	2,856	2,581	2,348
Noninterest Income
Asset management and brokerage	377	385	375	350	328
Capital markets related	252	460	482	324	311
Card and cash management	620	646	663	597	492
Lending and deposit services	269	273	305	270	254
Residential and commercial mortgage	159	209	248	206	187
Other (a)	211	292	268	339	300
Total noninterest income	1,888	2,265	2,341	2,086	1,872
Total revenue	4,692	5,127	5,197	4,667	4,220
Provision For (Recapture of) Credit Losses	(208)	(327)	(203)	302	(551)
Noninterest Expense
Personnel	1,717	2,038	1,986	1,640	1,477
Occupancy	258	260	248	217	215
Equipment	331	437	355	326	293
Marketing	61	97	103	74	45
Other	805	959	895	793	544
Total noninterest expense	3,172	3,791	3,587	3,050	2,574
Income before income taxes and noncontrolling interests	1,728	1,663	1,813	1,315	2,197
Income taxes	299	357	323	212	371
Net income	1,429	1,306	1,490	1,103	1,826
Less: Net income attributable to noncontrolling interests	21	13	16	12	10
Preferred stock dividends (b)	45	71	57	48	57
Preferred stock discount accretion and redemptions	2	2	1	1	1
Net income attributable to common shareholders	$1,361	$1,220	$1,416	$1,042	$1,758
Earnings Per Common Share
Basic	$3.23	$2.87	$3.31	$2.43	$4.11
Diluted	$3.23	$2.86	$3.30	$2.43	$4.10
Average Common Shares Outstanding
Basic	420	424	426	427	426
Diluted	420	424	426	427	426
Efficiency	68%	74%	69%	65%	61%
Noninterest income to total revenue	40%	44%	45%	45%	44%
Effective tax rate from continuing operations (c)	17.3%	21.5%	17.8%	16.1%	16.9%
(a)Includes net gains (losses) on sales of securities of $(4) million, $14 million, $15 million, $10 million and $25 million for the quarters ended March 31, 2022, December 31, 2021, September 30, 2021, June 30, 2021 and March 31, 2021, respectively.
(b)Dividends are payable quarterly other than Series R and Series S preferred stock, which are payable semiannually.
(c)The effective income tax rates are generally lower than the statutory rate due to the relationship of pretax income to tax credits and earnings that are not subject to tax.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 2
Table 2: Consolidated Balance Sheet (Unaudited)

	March 31	December 31	September 30	June 30	March 31
In millions, except par value	2022	2021	2021	2021	2021
Assets
Cash and due from banks	$7,572	$8,004	$8,843	$8,724	$7,455
Interest-earning deposits with banks (a)	48,776	74,250	75,478	72,447	86,161
Loans held for sale (b)	1,506	2,231	2,121	2,227	1,967
Investment securities – available for sale	112,313	131,536	124,127	125,058	96,799
Investment securities – held to maturity	20,098	1,426	1,479	1,485	1,456
Loans (b)	294,457	288,372	290,230	294,704	237,013
Allowance for loan and lease losses	(4,558)	(4,868)	(5,355)	(5,730)	(4,714)
Net loans	289,899	283,504	284,875	288,974	232,299
Equity investments	7,798	8,180	7,737	7,521	6,386
Mortgage servicing rights	2,208	1,818	1,833	1,793	1,680
Goodwill	10,916	10,916	10,885	10,958	9,317
Other (b)	40,160	35,326	36,137	35,025	30,894
Total assets	$541,246	$557,191	$553,515	$554,212	$474,414
Liabilities
Deposits
Noninterest-bearing	$150,798	$155,175	$156,305	$154,190	$120,641
Interest-bearing	299,399	302,103	292,597	298,693	254,426
Total deposits	450,197	457,278	448,902	452,883	375,067
Borrowed funds
Federal Home Loan Bank borrowings					1,500
Bank notes and senior debt	16,206	20,661	22,993	24,408	22,139
Subordinated debt	6,766	6,996	7,074	7,120	6,241
Other (b)	3,599	3,127	3,404	3,285	3,150
Total borrowed funds	26,571	30,784	33,471	34,813	33,030
Allowance for unfunded lending related commitments	639	662	646	645	507
Accrued expenses and other liabilities	14,623	12,741	14,199	11,186	11,931
Total liabilities	492,030	501,465	497,218	499,527	420,535
Equity
Preferred stock (c)
Common stock - $5 par value
Authorized 800 shares, issued 543 shares	2,713	2,713	2,713	2,713	2,713
Capital surplus	17,487	17,457	17,453	15,928	15,879
Retained earnings	51,058	50,228	49,541	48,663	48,113
Accumulated other comprehensive income (loss)	(5,731)	409	1,079	1,463	1,290
Common stock held in treasury at cost: 128, 123, 120, 118, and 118 shares	(16,346)	(15,112)	(14,527)	(14,140)	(14,146)
Total shareholders’ equity	49,181	55,695	56,259	54,627	53,849
Noncontrolling interests	35	31	38	58	30
Total equity	49,216	55,726	56,297	54,685	53,879
Total liabilities and equity	$541,246	$557,191	$553,515	$554,212	$474,414
(a)Amounts include balances held with the Federal Reserve Bank of $48.4 billion, $73.8 billion, $75.1 billion, $71.9 billion and $85.8 billion as of March 31, 2022, December 31, 2021, September 30, 2021, June 30, 2021 and March 31, 2021, respectively.
(b)Amounts include assets and liabilities for which PNC has elected the fair value option. Our 2021 Form 10-K included, and our first quarter 2022 Form 10-Q will include, additional information regarding these items.
(c)Par value less than $0.5 million at each date.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 3

Table 3: Average Consolidated Balance Sheet (Unaudited) (a) (b)
	Three months ended
	March 31	December 31	September 30	June 30	March 31
In millions	2022	2021	2021	2021	2021
Assets
Interest-earning assets:
Investment securities
Securities available for sale
Residential mortgage-backed
Agency	$67,498	$64,521	$63,163	$56,042	$45,298
Non-agency	1,007	974	1,051	1,142	1,236
Commercial mortgage-backed	5,229	5,538	6,134	6,465	6,241
Asset-backed	6,225	6,206	5,608	5,855	5,304
U.S. Treasury and government agencies	47,468	44,415	38,149	32,419	22,309
Other	4,876	4,741	4,994	5,107	4,561
Total securities available for sale	132,303	126,395	119,099	107,030	84,949
Securities held to maturity
Residential mortgage-backed	106
U.S. Treasury and government agencies	919	812	807	802	797
Other	569	642	680	671	650
Total securities held to maturity	1,594	1,454	1,487	1,473	1,447
Total investment securities	133,897	127,849	120,586	108,503	86,396
Loans
Commercial and industrial	155,481	152,355	152,964	137,892	129,996
Commercial real estate	34,004	35,256	37,054	31,611	28,598
Equipment lease financing	6,099	6,183	6,300	6,332	6,332
Consumer	54,965	56,244	57,533	52,575	50,904
Residential real estate	40,152	38,872	37,475	27,197	22,305
Total loans	290,701	288,910	291,326	255,607	238,135
Interest-earning deposits with banks (c)	62,540	75,377	80,274	78,522	85,410
Other interest-earning assets	9,417	9,113	9,113	8,079	7,829
Total interest-earning assets	496,555	501,249	501,299	450,711	417,770
Noninterest-earning assets	53,541	58,123	57,943	53,718	50,450
Total assets	$550,096	$559,372	$559,242	$504,429	$468,220
Liabilities and Equity
Interest-bearing liabilities:
Interest-bearing deposits
Money market	$62,596	$65,214	$82,911	$64,990	$59,083
Demand	112,372	108,345	106,588	99,091	91,619
Savings	108,532	104,644	89,679	87,307	82,926
Time deposits	16,043	18,029	19,293	18,048	18,449
Total interest-bearing deposits	299,543	296,232	298,471	269,436	252,077
Borrowed funds
Federal Home Loan Bank borrowings				265	2,411
Bank notes and senior debt	18,015	21,581	22,573	22,620	22,799
Subordinated debt	6,773	6,779	6,787	6,218	5,929
Other	5,524	5,987	4,992	5,046	4,057
Total borrowed funds	30,312	34,347	34,352	34,149	35,196
Total interest-bearing liabilities	329,855	330,579	332,823	303,585	287,273
Noninterest-bearing liabilities and equity:
Noninterest-bearing deposits	153,726	156,549	155,948	132,283	113,299
Accrued expenses and other liabilities	14,058	16,818	15,332	14,755	14,258
Equity	52,457	55,426	55,139	53,806	53,390
Total liabilities and equity	$550,096	$559,372	$559,242	$504,429	$468,220
(a)Calculated using average daily balances.
(b)Nonaccrual loans are included in loans, net of unearned income. The impact of financial derivatives used in interest rate risk management is included in the interest income/expense and average yields/rates of the related assets and liabilities. Basis adjustments related to hedged items are included in noninterest-earning assets and noninterest-bearing liabilities. Average balances of securities are based on amortized historical cost (excluding adjustments to fair value, which are included in other assets). Average balances for certain loans and borrowed funds accounted for at fair value are included in noninterest-earning assets and noninterest-bearing liabilities, with changes in fair value recorded in Noninterest income.
(c)Amounts include average balances held with the Federal Reserve Bank of Cleveland of $62.3 billion, $75.1 billion, $80.1 billion, $78.3 billion and $85.2 billion for the three months ended March 31, 2022, December 31, 2021, September 30, 2021, June 30, 2021 and March 31, 2021, respectively.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 4

Table 4: Details of Net Interest Margin (Unaudited)
	Three months ended
	March 31	December 31	September 30	June 30	March 31
	2022	2021	2021	2021	2021
Average yields/rates (a)
Yield on interest-earning assets
Investment securities
Securities available for sale
Residential mortgage-backed
Agency	1.73%	1.47%	1.41%	1.61%	1.72%
Non-agency	7.53%	7.36%	8.07%	7.85%	7.24%
Commercial mortgage-backed	2.36%	2.37%	2.34%	2.49%	2.58%
Asset-backed	1.35%	1.48%	1.50%	2.07%	1.84%
U.S. Treasury and government agencies	1.18%	1.17%	1.18%	1.30%	1.68%
Other	2.73%	2.77%	2.90%	3.00%	3.28%
Total securities available for sale	1.62%	1.50%	1.51%	1.73%	1.95%
Securities held to maturity
U.S. Treasury and government agencies	2.61%	2.89%	2.88%	2.86%	2.83%
Other	4.17%	4.20%	4.33%	3.67%	4.17%
Total securities held to maturity	2.99%	3.47%	3.54%	3.23%	3.43%
Total investment securities	1.64%	1.52%	1.54%	1.75%	1.97%
Loans
Commercial and industrial	2.75%	2.90%	2.80%	2.89%	2.91%
Commercial real estate	2.79%	2.86%	3.17%	2.92%	2.80%
Equipment lease financing	3.74%	3.81%	3.83%	3.76%	3.90%
Consumer	4.69%	4.71%	4.85%	4.82%	4.78%
Residential real estate	3.10%	3.26%	3.15%	3.50%	3.53%
Total loans	3.19%	3.32%	3.32%	3.38%	3.38%
Interest-earning deposits with banks	0.19%	0.15%	0.16%	0.11%	0.10%
Other interest-earning assets	2.07%	2.14%	2.03%	2.46%	2.34%
Total yield on interest-earning assets	2.37%	2.36%	2.36%	2.40%	2.40%
Rate on interest-bearing liabilities
Interest-bearing deposits
Money market	0.03%	0.02%	0.03%	0.03%	0.03%
Demand	0.02%	0.02%	0.03%	0.03%	0.04%
Savings	0.04%	0.04%	0.04%	0.05%	0.06%
Time deposits	0.13%	0.11%	0.12%	0.20%	0.32%
Total interest-bearing deposits	0.04%	0.04%	0.04%	0.05%	0.06%
Borrowed funds
Federal Home Loan Bank borrowings				0.35%	0.43%
Bank notes and senior debt	1.02%	0.94%	0.97%	0.98%	1.04%
Subordinated debt	1.40%	1.28%	1.28%	1.35%	1.43%
Other	0.97%	0.79%	0.93%	0.97%	1.21%
Total borrowed funds	1.10%	0.98%	1.03%	1.04%	1.09%
Total rate on interest-bearing liabilities	0.13%	0.13%	0.14%	0.16%	0.19%
Interest rate spread	2.24%	2.23%	2.22%	2.24%	2.21%
Benefit from use of noninterest bearing sources (b)	0.04%	0.04%	0.05%	0.05%	0.06%
Net interest margin	2.28%	2.27%	2.27%	2.29%	2.27%
(a)Yields and rates are calculated using the applicable annualized interest income or interest expense divided by the applicable average earning assets or interest-bearing liabilities. Net interest margin is the total yield on interest-earning assets minus the total rate on interest-bearing liabilities and includes the benefit from use of noninterest-bearing sources. To provide more meaningful comparisons of net interest margins, we use net interest income on a taxable-equivalent basis in calculating average yields used in the calculation of net interest margin by increasing the interest income earned on tax-exempt assets to make it fully equivalent to interest income earned on taxable investments. This adjustment is not permitted under GAAP in the Consolidated Income Statement. The taxable-equivalent adjustments to net interest income for the three months ended March 31, 2022, December 31, 2021, September 30, 2021, June 30, 2021 and March 31, 2021 were $22 million, $22 million, $22 million, $15 million and $15 million, respectively.
(b)Represents the positive effects of investing noninterest-bearing sources in interest-earning assets.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 5
Table 5: Details of Loans (Unaudited)

	March 31	December 31	September 30	June 30	March 31
In millions	2022	2021	2021	2021	2021
Commercial
Commercial and industrial
Manufacturing	$25,035	$22,597	$22,760	$22,709	$20,032
Retail/wholesale trade	25,027	22,803	22,238	22,596	20,349
Service providers	20,584	20,750	20,969	22,303	19,403
Financial services	17,674	17,950	18,022	15,947	13,382
Real estate related (a)	15,459	15,123	14,809	14,945	13,052
Technology, media & telecommunications	10,684	10,070	8,920	9,195	7,746
Health care	9,810	9,944	10,567	11,713	8,741
Transportation and warehousing	7,209	7,136	7,318	7,967	6,751
Other industries	26,392	26,560	27,132	27,925	20,342
Total commercial and industrial	157,874	152,933	152,735	155,300	129,798
Commercial real estate	34,171	34,015	36,195	37,964	28,319
Equipment lease financing	6,216	6,130	6,257	6,376	6,389
Total commercial	198,261	193,078	195,187	199,640	164,506
Consumer
Residential real estate	41,566	39,712	38,214	36,846	22,418
Home equity	24,185	24,061	24,479	25,174	23,493
Automobile	16,001	16,635	17,265	17,551	13,584
Credit card	6,464	6,626	6,466	6,528	5,675
Education	2,441	2,533	2,653	2,726	2,842
Other consumer	5,539	5,727	5,966	6,239	4,495
Total consumer	96,196	95,294	95,043	95,064	72,507
Total loans	$294,457	$288,372	$290,230	$294,704	$237,013
(a)Represents loans to customers in the real estate and construction industries.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 6
Allowance for Credit Losses (Unaudited)

Table 6: Change in Allowance for Loan and Lease Losses

	Three months ended
	March 31	December 31	September 30	June 30	March 31
Dollars in millions	2022	2021	2021	2021	2021
Allowance for loan and lease losses
Beginning balance	$4,868	$5,355	$5,730	$4,714	$5,361
Acquisition PCD reserves			(59)	1,115
Gross charge-offs:
Commercial and industrial	(41)	(35)	(46)	(245)	(59)
Commercial real estate	(10)	(2)	(1)	(28)	(5)
Equipment lease financing	(1)	(4)	(3)	(1)	(5)
Residential real estate	(7)	(4)	(4)	(3)	(4)
Home equity	(4)	(4)	(2)	(7)	(7)
Automobile	(52)	(49)	(33)	(35)	(52)
Credit card	(68)	(60)	(62)	(65)	(69)
Education	(4)	(4)	(3)	(3)	(5)
Other consumer	(64)	(62)	(52)	(41)	(37)
Total gross charge-offs	(251)	(224)	(206)	(428)	(243)
Recoveries:
Commercial and industrial	30	20	25	29	14
Commercial real estate	1	2	2	2	1
Equipment lease financing	3	3	2	3	3
Residential real estate	5	8	9	6	5
Home equity	21	23	25	21	17
Automobile	31	26	38	41	38
Credit card	12	10	13	11	12
Education	1	2	2	2	2
Other consumer	10	6	9	7	5
Total recoveries	114	100	125	122	97
Net (charge-offs) / recoveries:
Commercial and industrial	(11)	(15)	(21)	(216)	(45)
Commercial real estate	(9)		1	(26)	(4)
Equipment lease financing	2	(1)	(1)	2	(2)
Residential real estate	(2)	4	5	3	1
Home equity	17	19	23	14	10
Automobile	(21)	(23)	5	6	(14)
Credit card	(56)	(50)	(49)	(54)	(57)
Education	(3)	(2)	(1)	(1)	(3)
Other consumer	(54)	(56)	(43)	(34)	(32)
Total net (charge-offs) (a)	(137)	(124)	(81)	(306)	(146)
Provision for (recapture of) credit losses (b)	(172)	(362)	(229)	206	(502)
Other	(1)	(1)	(6)	1	1
Ending balance	$4,558	$4,868	$5,355	$5,730	$4,714
Supplemental Information
Net charge-offs
Commercial net charge-offs	$(18)	$(16)	$(21)	$(240)	$(51)
Consumer net charge-offs	(119)	(108)	(60)	(66)	(95)
Total net charge-offs (a)	$(137)	$(124)	$(81)	$(306)	$(146)
Net charge-offs to average loans (annualized)	0.19%	0.17%	0.11%	0.48%	0.25%
Commercial	0.04%	0.03%	0.04%	0.55%	0.13%
Consumer	0.51%	0.45%	0.25%	0.33%	0.53%
(a)    Amounts for the three months ended June 30, 2021 included $248 million attributable to BBVA, primarily related to commercial and industrial loans, which were largely the result of required purchase accounting treatment for the BBVA acquisition on June 1, 2021.
(b)    See Table 7 for the components of the Provision for (recapture of) credit losses being reported on the Consolidated Income Statement.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 7
Allowance for Credit Losses (Unaudited) (Continued)

Table 7: Components of the Provision for (Recapture of) Credit Losses

	Three months ended
	March 31	December 31	September 30	June 30	March 31
In millions	2022	2021	2021	2021 (a)	2021
Provision for (recapture of) credit losses
Loans and leases	$(172)	$(362)	$(229)	$206	$(502)
Unfunded lending related commitments	(23)	16	1	92	(77)
Investment securities	1		25		26
Other financial assets	(14)	19		4	2
Total provision for (recapture of) credit losses	$(208)	$(327)	$(203)	$302	$(551)
(a)     Amounts include $1.0 billion of provision for credit losses that was recorded as part of the BBVA acquisition on June 1, 2021.

Table 8: Allowance for Credit Losses by Loan Class (a)

	March 31, 2022			December 31, 2021			March 31, 2021
Dollars in millions	Allowance Amount	Total Loans	% of Total Loans	Allowance Amount	Total Loans	% of Total Loans	Allowance Amount	Total Loans	% of Total Loans
Allowance for loan and lease losses
Commercial
Commercial and industrial	$1,884	$157,874	1.19%	$1,879	$152,933	1.23%	$1,815	$129,798	1.40%
Commercial real estate	1,034	34,171	3.03%	1,216	34,015	3.57%	1,126	28,319	3.98%
Equipment lease financing	85	6,216	1.37%	90	6,130	1.47%	142	6,389	2.22%
Total commercial	3,003	198,261	1.51%	3,185	193,078	1.65%	3,083	164,506	1.87%
Consumer
Residential real estate	25	41,566	0.06%	21	39,712	0.05%	(17)	22,418	(0.08)%
Home equity	170	24,185	0.70%	149	24,061	0.62%	239	23,493	1.02%
Automobile	276	16,001	1.72%	372	16,635	2.24%	344	13,584	2.53%
Credit card	708	6,464	10.95%	712	6,626	10.75%	693	5,675	12.21%
Education	66	2,441	2.70%	71	2,533	2.80%	112	2,842	3.94%
Other consumer	310	5,539	5.60%	358	5,727	6.25%	260	4,495	5.78%
Total consumer	1,555	96,196	1.62%	1,683	95,294	1.77%	1,631	72,507	2.25%
Total	4,558	$294,457	1.55%	4,868	$288,372	1.69%	4,714	$237,013	1.99%
Allowance for unfunded lending related commitments	639			662			507
Allowance for credit losses	$5,197			$5,530			$5,221

Supplemental Information
Allowance for credit losses to total loans			1.76%			1.92%			2.20%
Commercial			1.81%			1.94%			2.12%
Consumer			1.67%			1.87%			2.39%

(a)     Excludes allowances for investment securities and other financial assets, which together totaled $158 million, $171 million and $136 million at March 31, 2022, December 31, 2021 and March 31, 2021, respectively.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 8
Details of Nonperforming Assets (Unaudited)

Table 9: Nonperforming Assets by Type

	March 31	December 31	September 30	June 30	March 31
Dollars in millions	2022	2021	2021	2021	2021
Nonperforming loans, including TDRs
Commercial
Commercial and industrial
Service providers	$173	$188	$220	$206	$79
Manufacturing	70	52	62	65	55
Retail/wholesale trade	59	50	59	71	66
Real estate related (a)	39	64	49	78	48
Health care	37	46	56	71	19
Technology, media & telecommunications	36	33	37	62	43
Transportation and warehousing	28	18	21	18	18
Other industries	218	345	325	359	184
Total commercial and industrial	660	796	829	930	512
Commercial real estate	332	364	365	501	221
Equipment lease financing	6	8	10	15	16
Total commercial	998	1,168	1,204	1,446	749
Consumer (b)
Residential real estate	526	517	533	503	541
Home equity	576	596	592	626	656
Automobile	181	183	184	191	178
Credit card	8	7	7	7	7
Other consumer	9	9	8	6	7
Total consumer	1,300	1,312	1,324	1,333	1,389
Total nonperforming loans (c)	2,298	2,480	2,528	2,779	2,138
OREO and foreclosed assets	26	26	31	39	41
Total nonperforming assets	$2,324	$2,506	$2,559	$2,818	$2,179
Nonperforming loans to total loans	0.78%	0.86%	0.87%	0.94%	0.90%
Nonperforming assets to total loans, OREO and foreclosed assets	0.79%	0.87%	0.88%	0.96%	0.92%
Nonperforming assets to total assets	0.43%	0.45%	0.46%	0.51%	0.46%
Allowance for loan and lease losses to nonperforming loans	198%	196%	212%	206%	220%
(a)Represents loans related to customers in the real estate and construction industries.
(b)Excludes most unsecured consumer loans and lines of credit, which are charged off after 120 to 180 days past due and are not placed on nonperforming status.
(c)Nonperforming loans exclude certain government insured or guaranteed loans, loans held for sale and loans accounted for under the fair value option.

Table 10: Change in Nonperforming Assets

	January 1, 2022 -	October 1, 2021 -	July 1, 2021 -	April 1, 2021 -	January 1, 2021 -
In millions	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021
Beginning balance	$2,506	$2,559	$2,818	$2,179	$2,337
Acquired nonperforming assets (a)				880
New nonperforming assets	346	395	365	207	249
Charge-offs and valuation adjustments	(62)	(53)	(71)	(61)	(70)
Principal activity, including paydowns and payoffs	(274)	(240)	(333)	(264)	(186)
Asset sales and transfers to loans held for sale	(21)	(3)	(30)	(15)	(86)
Returned to performing status	(171)	(152)	(190)	(108)	(65)
Ending balance	$2,324	$2,506	$2,559	$2,818	$2,179
(a)Represents nonperforming assets acquired as a part of the BBVA acquisition on June 1, 2021 and includes $871 million of loans and $9 million of OREO and foreclosed assets. Our second quarter 2021 Form 10-Q included additional information on the BBVA acquisition.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 9
Accruing Loans Past Due (Unaudited)

Under the CARES Act credit reporting rules, certain loans modified due to COVID-19 related hardships are not being reported as past due for the periods presented based on the contractual terms of the loan, even where borrowers may not be making payments on their loans during the modification period. Our 2021 Form 10-K included additional information on COVID-19 related loan modifications.

Table 11: Accruing Loans Past Due 30 to 59 Days (a)

	March 31	December 31	September 30	June 30	March 31
Dollars in millions	2022	2021	2021	2021	2021
Commercial
Commercial and industrial	$185	$235	$97	$72	$80
Commercial real estate	68	46	68	5	12
Equipment lease financing	20	25	5	3	21
Total commercial	273	306	170	80	113
Consumer
Residential real estate
Non government insured	239	310	178	182	61
Government insured	66	69	81	88	101
Home equity	41	53	45	44	43
Automobile	109	146	114	98	76
Credit card	39	49	42	37	31
Education
Non government insured	5	5	5	5	6
Government insured	36	38	40	41	43
Other consumer	47	35	34	31	11
Total consumer	582	705	539	526	372
Total	$855	$1,011	$709	$606	$485
Supplemental Information
Total accruing loans past due 30-59 days to total loans	0.29%	0.35%	0.24%	0.21%	0.20%
Commercial	0.14%	0.16%	0.09%	0.04%	0.07%
Consumer	0.61%	0.74%	0.57%	0.55%	0.51%
(a)Excludes loans held for sale.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 10
Accruing Loans Past Due (Unaudited) (Continued)

Table 12: Accruing Loans Past Due 60 to 89 Days (a)

	March 31	December 31	September 30	June 30	March 31
Dollars in millions	2022	2021	2021	2021	2021
Commercial
Commercial and industrial	$64	$72	$50	$27	$13
Commercial real estate	41	24	2	3	1
Equipment lease financing	1	2	4	4	1
Total commercial	106	98	56	34	15
Consumer
Residential real estate
Non government insured	47	78	53	53	13
Government insured	37	41	45	52	60
Home equity	16	18	18	17	20
Automobile	26	40	23	20	19
Credit card	28	33	27	24	24
Education
Non government insured	3	2	3	2	3
Government insured	21	23	23	20	22
Other consumer	26	22	15	16	6
Total consumer	204	257	207	204	167
Total	$310	$355	$263	$238	$182
Supplemental Information
Total accruing loans past due 60-89 days to total loans	0.11%	0.12%	0.09%	0.08%	0.08%
Commercial	0.05%	0.05%	0.03%	0.02%	0.01%
Consumer	0.21%	0.27%	0.22%	0.21%	0.23%
(a)Excludes loans held for sale.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 11
Accruing Loans Past Due (Unaudited) (Continued)

Table 13: Accruing Loans Past Due 90 Days or More (a)

	March 31	December 31	September 30	June 30	March 31
Dollars in millions	2022	2021	2021	2021	2021
Commercial
Commercial and industrial	$105	$132	$56	$45	$63
Commercial real estate	7	1	11	2
Total commercial	112	133	67	47	63
Consumer
Residential real estate
Non government insured	41	59	33	44	17
Government insured	232	269	268	297	258
Automobile	8	14	4	3	6
Credit card	62	62	53	59	52
Education
Non government insured	2	2	1	1	2
Government insured	62	63	60	66	74
Other consumer	15	17	11	14	7
Total consumer	422	486	430	484	416
Total	$534	$619	$497	$531	$479
Supplemental Information
Total accruing loans past due 90 days or more to total loans	0.18%	0.21%	0.17%	0.18%	0.20%
Commercial	0.06%	0.07%	0.03%	0.02%	0.04%
Consumer	0.44%	0.51%	0.45%	0.51%	0.57%
Total accruing loans past due	$1,699	$1,985	$1,469	$1,375	$1,146
Commercial	$491	$537	$293	$161	$191
Consumer	$1,208	$1,448	$1,176	$1,214	$955
Total accruing loans past due to total loans	0.58%	0.69%	0.51%	0.47%	0.48%
Commercial	0.25%	0.28%	0.15%	0.08%	0.12%
Consumer	1.26%	1.52%	1.24%	1.28%	1.32%
(a)Excludes loans held for sale.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 12
Business Segment Descriptions (Unaudited)

Retail Banking provides deposit, lending, brokerage, insurance services, investment management and cash management products and services to consumer and small business customers. Our customers are serviced through our branch network, ATMs, call centers, online banking and mobile channels. As a result of the BBVA acquisition, we have become a coast-to-coast Retail Bank. Our national expansion strategy is designed to grow customers with digitally-led banking and a thin branch network as we expand into new markets. Deposit products include checking, savings and money market accounts and certificates of deposit. Lending products include residential mortgages, home equity loans and lines of credit, auto loans, credit cards, education loans and personal and small business loans and lines of credit. The residential mortgage loans are directly originated within our branch network and nationwide, and are typically underwritten to agency and/or third-party standards, and either sold, servicing retained or held on our balance sheet. Brokerage, investment management and cash management products and services include managed, education, retirement and trust accounts.

Corporate & Institutional Banking provides lending, treasury management and capital markets products and services to mid-sized and large corporations, and government and not-for-profit entities. Lending products include secured and unsecured loans, letters of credit and equipment leases. The Treasury Management business provides corporations with cash and investment management services, receivables and disbursement management services, funds transfer services, international payment services and access to online/mobile information management and reporting services. Within Treasury Management, PNC Global Transfers provides wholesale money transfer processing capabilities between the U.S. and Mexico and other countries primarily in Central America and South America. Capital markets products and services include foreign exchange, derivatives, fixed income, securities underwriting, loan syndications, mergers and acquisitions advisory and equity capital markets advisory related services. We also provide commercial loan servicing and technology solutions for the commercial real estate finance industry. Products and services are provided nationally.

Asset Management Group provides private banking for high net worth and ultra high net worth clients and institutional asset management. The Asset Management group is comprised of two distinct operating units:
•PNC Private Bank provides products and services to emerging affluent, high net worth and ultra high net worth individuals and their families including investment and retirement planning, customized investment management, credit and cash management solutions, and trust management and administration. In addition, multi-generational family planning services are also provided to ultra high net worth individuals and their families which include estate, financial, tax, fiduciary and customized performance reporting through PNC Private Bank Hawthorn.
•Institutional Asset Management provides outsourced chief investment officer, custody, private real estate, cash and fixed income client solutions, and retirement plan fiduciary investment services to institutional clients including corporations, healthcare systems, insurance companies, unions, municipalities and non-profits.

Table 14: Period End Employees

	March 31	December 31	September 30	June 30	March 31
	2022	2021	2021	2021	2021
Full-time employees
Retail Banking	33,293	32,563	33,188	33,471	27,690
Other full-time employees	25,037	25,105	25,442	25,512	22,281
Total full-time employees	58,330	57,668	58,630	58,983	49,971
Part-time employees
Retail Banking	1,670	1,669	1,616	1,821	1,697
Other part-time employees	82	89	94	431	101
Total part-time employees	1,752	1,758	1,710	2,252	1,798
Total	60,082	59,426	60,340	61,235	51,769

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 13
Table 15: Summary of Business Segment Net Income and Revenue (Unaudited) (a)

	Three months ended
	March 31	December 31	September 30	June 30	March 31
In millions	2022	2021	2021	2021	2021
Income
Retail Banking	$340	$362	$447	$232	$607
Corporate & Institutional Banking	956	1,334	1,123	809	1,058
Asset Management Group	102	106	114	87	99
Other	10	(509)	(210)	(37)	52
Net income excluding noncontrolling interests	$1,408	$1,293	$1,474	$1,091	$1,816

Revenue
Retail Banking	$2,276	$2,408	$2,375	$2,203	$2,016
Corporate & Institutional Banking	1,964	2,281	2,306	1,959	1,808
Asset Management Group	386	388	397	356	322
Other	66	50	119	149	74
Total revenue	$4,692	$5,127	$5,197	$4,667	$4,220

(a)Our business information is presented based on our internal management reporting practices. Net interest income in business segment results reflects PNC’s internal funds transfer pricing methodology. Assets receive a funding charge and liabilities and capital receive a funding credit based on a transfer pricing methodology that incorporates product repricing characteristics, tenor and other factors.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 14
Table 16: Retail Banking (Unaudited) (a)

	Three months ended
	March 31	December 31	September 30	June 30	March 31
Dollars in millions	2022	2021	2021	2021	2021
Income Statement
Net interest income	$1,531	$1,634	$1,713	$1,497	$1,362
Noninterest income	745	774	662	706	654
Total revenue	2,276	2,408	2,375	2,203	2,016
Provision for (recapture of) credit losses	(81)	55	(113)	214	(257)
Noninterest expense	1,892	1,874	1,889	1,677	1,476
Pretax earnings	465	479	599	312	797
Income taxes	109	112	140	73	183
Noncontrolling interests	16	5	12	7	7
Earnings	$340	$362	$447	$232	$607
Average Balance Sheet
Loans held for sale	$1,183	$1,425	$1,583	$1,405	$891
Loans
Consumer
Residential real estate	$31,528	$30,888	$30,702	$21,653	$17,468
Home equity	22,458	22,572	23,047	22,080	21,833
Automobile	16,274	16,944	17,377	14,888	13,890
Credit card	6,401	6,513	6,484	5,900	5,819
Education	2,532	2,620	2,712	2,812	2,938
Other consumer	2,348	2,612	2,892	2,175	1,898
Total consumer	81,541	82,149	83,214	69,508	63,846
Commercial	11,610	12,844	15,895	14,796	13,743
Total loans	$93,151	$94,993	$99,109	$84,304	$77,589
Total assets	$111,754	$113,782	$117,394	$100,948	$92,891
Deposits
Noninterest-bearing	$64,058	$65,510	$65,985	$54,260	$44,845
Interest-bearing	201,021	197,312	196,006	178,946	163,389
Total deposits	$265,079	$262,822	$261,991	$233,206	$208,234
Performance Ratios
Return on average assets	1.23%	1.26%	1.51%	0.92%	2.65%
Noninterest income to total revenue	33%	32%	28%	32%	32%
Efficiency	83%	78%	80%	76%	73%
(a)See note (a) on page 13.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 15
Retail Banking (Unaudited) (Continued)

	Three months ended
	March 31	December 31	September 30	June 30	March 31
Dollars in millions, except as noted	2022	2021	2021	2021	2021
Supplemental Noninterest Income Information
Asset management and brokerage	$134	$131	$122	$110	$102
Card and cash management	$308	$347	$346	$324	$264
Lending and deposit services	$164	$157	$180	$148	$134
Residential and commercial mortgage	$99	$101	$147	$103	$105
Residential Mortgage Information
Residential mortgage servicing statistics (in billions, except as noted) (a)
Serviced portfolio balance (b)	$135	$133	$139	$145	$117
Serviced portfolio acquisitions	$6	$2	$2	$33	$7
MSR asset value (b)	$1.3	$1.1	$1.1	$1.1	$1.0
MSR capitalization value (in basis points) (b)	98	81	81	77	83
Servicing income: (in millions)
Servicing fees, net (c)	$33	$14	$18	$(3)	$5
Mortgage servicing rights valuation, net of economic hedge	$2	$2	$24	$24	$14
Residential mortgage loan statistics
Loan origination volume (in billions)	$5.1	$6.6	$7.4	$6.5	$4.3
Loan sale margin percentage	2.45%	2.55%	3.01%	2.67%	3.28%
Percentage of originations represented by:
Purchase volume (d)	42%	38%	47%	48%	34%
Refinance volume	58%	62%	53%	52%	66%
Other Information (b)
Customer-related statistics (average)
Non-teller deposit transactions (e)	64%	64%	66%	65%	66%
Digital consumer customers (f)	78%	79%	80%	80%	79%
Credit-related statistics
Nonperforming assets	$1,168	$1,220	$1,220	$1,245	$1,229
Net charge-offs - loans and leases	$141	$124	$82	$79	$108
Other statistics
ATMs	9,502	9,523	9,572	9,636	8,874
Branches (g)	2,591	2,629	2,712	2,724	2,137
Brokerage account client assets (in billions) (h)	$74	$78	$76	$83	$61

(a)Represents mortgage loan servicing balances for third parties and the related income.
(b)Presented as of period end, except for average customer-related statistics and net charge-offs, which are both shown for the three months ended.
(c)Servicing fees net of impact of decrease in MSR value due to passage of time, including the impact from both regularly scheduled loan payments, prepayments, and loans that were paid down or paid off during the period.
(d)Mortgages with borrowers as part of residential real estate purchase transactions.
(e)Percentage of total consumer and business banking deposit transactions processed at an ATM or through our mobile banking application.
(f)Represents consumer checking relationships that process the majority of their transactions through non-teller channels.
(g)Excludes stand-alone mortgage offices and satellite offices (e.g., drive-ups, electronic branches and retirement centers) that provide limited products and/or services.
(h)Includes cash and money market balances.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 16
Table 17: Corporate & Institutional Banking (Unaudited) (a)

	Three months ended
	March 31	December 31	September 30	June 30	March 31
Dollars in millions	2022	2021	2021	2021	2021
Income Statement
Net interest income	$1,160	$1,228	$1,250	$1,092	$1,001
Noninterest income	804	1,053	1,056	867	807
Total revenue	1,964	2,281	2,306	1,959	1,808
Provision for (recapture of) credit losses	(118)	(369)	(99)	104	(282)
Noninterest expense	837	975	980	813	711
Pretax earnings	1,245	1,675	1,425	1,042	1,379
Income taxes	285	337	299	229	318
Noncontrolling interests	4	4	3	4	3
Earnings	$956	$1,334	$1,123	$809	$1,058
Average Balance Sheet
Loans held for sale	$628	$539	$541	$564	$691
Loans
Commercial
Commercial and industrial	$141,622	$137,079	$134,128	$121,232	$114,944
Commercial real estate	32,433	33,559	35,368	30,118	27,182
Equipment lease financing	6,099	6,184	6,300	6,332	6,332
Total commercial	180,154	176,822	175,796	157,682	148,458
Consumer	8	12	20	13	9
Total loans	$180,162	$176,834	$175,816	$157,695	$148,467
Total assets	$200,724	$198,874	$202,268	$181,770	$170,531
Deposits
Noninterest-bearing	$86,178	$88,023	$85,869	$75,570	$66,666
Interest-bearing	68,429	72,397	77,247	69,443	69,668
Total deposits	$154,607	$160,420	$163,116	$145,013	$136,334
Performance Ratios
Return on average assets	1.93%	2.66%	2.20%	1.79%	2.52%
Noninterest income to total revenue	41%	46%	46%	44%	45%
Efficiency	43%	43%	42%	42%	39%
Other Information
Consolidated revenue from:
Treasury Management (b)	$546	$560	$592	$523	$494
Commercial mortgage banking activities:
Commercial mortgage loans held for sale (c)	$16	$42	$44	$29	$30
Commercial mortgage loan servicing income (d)	68	90	88	66	90
Commercial mortgage servicing rights valuation, net of economic hedge	13	16	14	33	17
Total	$97	$148	$146	$128	$137
MSR asset value (e)	$886	$740	$703	$682	$702
Average loans by C&IB business
Corporate Banking	$92,503	$87,284	$85,208	$77,645	$74,459
Real Estate	43,213	44,787	47,335	41,188	38,395
Business Credit	26,535	26,065	25,540	22,965	21,552
Commercial Banking	10,045	10,924	13,458	12,513	10,807
Other	7,866	7,774	4,275	3,384	3,254
Total average loans	$180,162	$176,834	$175,816	$157,695	$148,467
Credit-related statistics
Nonperforming assets (e)	$866	$1,007	$1,061	$1,274	$658
Net charge-offs - loans and leases	$(1)	$(1)	$13	$233	$44

(a)See note (a) on page 13.
(b)Amounts are reported in net interest income and noninterest income.
(c)Represents commercial mortgage banking income for valuations on commercial mortgage loans held for sale and related commitments, derivative valuations, origination fees, gains on sale of loans held for sale and net interest income on loans held for sale.
(d)Represents net interest income and noninterest income from loan servicing, net of reduction in commercial mortgage servicing rights due to ammortization expense and payoffs. Commercial mortgage servicing rights valuation, net of economic hedge is shown separately.
(e)Presented as of period end.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 17
Table 18: Asset Management Group (Unaudited) (a)

	Three months ended
	March 31	December 31	September 30	June 30	March 31
Dollars in millions, except as noted	2022	2021	2021	2021	2021
Income Statement
Net interest income	$138	$130	$141	$112	$93
Noninterest income	248	258	256	244	229
Total revenue	386	388	397	356	322
Provision for (recapture of) credit losses	2	(15)	(6)	23	(9)
Noninterest expense	251	265	255	219	202
Pretax earnings	133	138	148	114	129
Income taxes	31	32	34	27	30
Earnings	$102	$106	$114	$87	$99
Average Balance Sheet
Loans
Consumer
Residential real estate	$6,989	$6,295	$5,727	$4,439	$3,635
Other consumer	4,541	4,535	4,544	4,190	4,008
Total consumer	11,530	10,830	10,271	8,629	7,643
Commercial	1,848	2,093	2,693	1,415	756
Total loans	$13,378	$12,923	$12,964	$10,044	$8,399
Total assets	$13,801	$13,317	$13,805	$10,640	$8,873
Deposits
Noninterest-bearing	$3,458	$3,025	$4,332	$2,537	$1,754
Interest-bearing	29,830	26,318	24,984	20,894	18,825
Total deposits	$33,288	$29,343	$29,316	$23,431	$20,579
Performance Ratios
Return on average assets	3.00%	3.16%	3.28%	3.28%	4.52%
Noninterest income to total revenue	64%	66%	64%	69%	71%
Efficiency	65%	68%	64%	62%	63%
Other Information
Nonperforming assets (b)	$72	$62	$80	$85	$68
Net charge-offs (recoveries) - loans and leases	$2	$1	$(1)	$2
Brokerage account client assets (in billions) (b)	$5	$5	$5	$5
Client Assets Under Administration (in billions) (b) (c)
Discretionary client assets under management	$182	$192	$183	$183	$173
Nondiscretionary client assets under administration	165	175	170	172	161
Total	$347	$367	$353	$355	$334
Discretionary client assets under management
PNC Private Bank	$115	$123	$117	$119	$110
Institutional Asset Management	67	69	66	64	63
Total	$182	$192	$183	$183	$173
(a)See note (a) on page 13.
(b)As of period end.
(c)Excludes brokerage account client assets.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 18
Glossary of Terms

2019 Tailoring Rules – Rules adopted by the federal banking agencies to better tailor the application of their capital, liquidity, and enhanced prudential requirements for banking organizations to the asset size and risk profile (as measured by certain regulatory metrics) of the banking organization. Effective January 1, 2020, the agencies' capital and liquidity rules classify all BHCs with $100 billion or more in total assets into one of four categories (Category I, Category II, Category III, and Category IV).

Adjusted average total assets - Primarily consisted of total average quarterly (or annual) assets plus/less unrealized losses (gains) on investment securities, less goodwill and certain other intangible assets (net of eligible deferred taxes).

Allowance for credit losses (ACL) – A valuation account that is deducted from or added to the amortized cost basis of the related financial assets to present the net carrying value at the amount expected to be collected on the financial asset.

Amortized cost basis - Amount at which a financial asset is originated or acquired, adjusted for applicable accretion or amortization of premiums, discounts and net deferred fees or costs, collection of cash, charge-offs, foreign exchange and fair value hedge accounting adjustments.

Basel III common equity Tier 1 (CET1) capital (Tailoring Rules) - Common stock plus related surplus, net of treasury stock, plus retained earnings, less goodwill, net of associated deferred tax liabilities, less other disallowed intangibles, net of deferred tax liabilities and plus/less other adjustments. Investments in unconsolidated financial institutions, as well as mortgage servicing rights and deferred tax assets, must then be deducted to the extent such items (net of associated deferred tax liabilities) individually exceed 25% of our adjusted Basel III common equity Tier 1 capital.

Basel III common equity Tier 1 capital ratio - Common equity Tier 1 capital divided by period-end risk-weighted assets (as applicable).

Basel III Tier 1 capital - Common equity Tier 1 capital, plus qualifying preferred stock, plus certain trust preferred capital securities, plus certain noncontrolling interests that are held by others and plus/less other adjustments.

Basel III Tier 1 capital ratio - Tier 1 capital divided by period-end risk-weighted assets (as applicable).

Basel III Total capital - Tier 1 capital plus qualifying subordinated debt, plus certain trust preferred securities, plus, under the Basel III transitional rules and the standardized approach, the allowance for loan and lease losses included in Tier 2 capital and other.

Basel III Total capital ratio - Basel III Total capital divided by period-end risk-weighted assets (as applicable).

BBVA – BBVA USA Bancshares, Inc.

BBVA, S.A. – Banco Bilbao Vizcaya Argentaria, S.A.

BBVA USA – BBVA USA, the Alabama-chartered bank subsidiary of BBVA USA Bancshares, Inc.

BlackRock – BlackRock, Inc.

Charge-off - Process of removing a loan or portion of a loan from our balance sheet because it is considered uncollectible. We also record a charge-off when a loan is transferred from portfolio holdings to held for sale by reducing the loan carrying amount to the fair value of the loan, if fair value is less than carrying amount.

Common shareholders’ equity - Total shareholders' equity less the liquidation value of preferred stock.

Credit valuation adjustment - Represents an adjustment to the fair value of our derivatives for our own and counterparties’ non-performance risk.

Criticized commercial loans - Loans with potential or identified weaknesses based upon internal risk ratings that comply with the regulatory classification definitions of “Special Mention,” “Substandard” or “Doubtful.”

Current Expected Credit Loss (CECL) - Methodology for estimating the allowance for credit losses on in-scope financial assets held at amortized cost and unfunded lending related commitments which uses a combination of expected losses over a reasonable and supportable forecast period, a reversion period and long run average credit losses for their estimated contractual term.

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Discretionary client assets under management - Assets over which we have sole or shared investment authority for our customers/clients. We do not include these assets on our Consolidated Balance Sheet.

Earning assets - Assets that generate income, which include: interest-earning deposits with banks; loans held for sale; loans; investment securities; and certain other assets.

Effective duration - A measurement, expressed in years, that, when multiplied by a change in interest rates, would approximate the percentage change in value of on- and off- balance sheet positions.

Efficiency - Noninterest expense divided by total revenue.

Fair value - The price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Fee income - Refers to the following categories within Noninterest income: Asset management; Consumer services; Corporate services; Residential mortgage; and Service charges on deposits.

FICO score - A credit bureau-based industry standard score created by Fair Isaac Co. which predicts the likelihood of borrower default. We use FICO scores both in underwriting and assessing credit risk in our consumer lending portfolio. Lower FICO scores indicate likely higher risk of default, while higher FICO scores indicate likely lower risk of default. FICO scores are updated on a periodic basis.

GAAP - Accounting principles generally accepted in the United States of America.

Leverage ratio - Basel III Tier 1 capital divided by average quarterly adjusted total assets.

Nondiscretionary client assets under administration - Assets we hold for our customers/clients in a nondiscretionary, custodial capacity. We do not include these assets on our Consolidated Balance Sheet.

Nonperforming assets - Nonperforming assets include nonperforming loans, OREO and foreclosed assets. We do not accrue interest income on assets classified as nonperforming.

Nonperforming loans - Loans accounted for at amortized cost whose credit quality has deteriorated to the extent that full collection of contractual principal and interest is not probable, including TDRs which have not returned to performing status. Interest income is not recognized on nonperforming loans. Nonperforming loans exclude certain government insured or guaranteed loans for which we expect to collect substantially all principal and interest, loans held for sale and loans accounted for under the fair value option.

Operating leverage - The period to period dollar or percentage change in total revenue less the dollar or percentage change in noninterest expense. A positive variance indicates that revenue growth exceeded expense growth (i.e., positive operating leverage) while a negative variance implies expense growth exceeded revenue growth (i.e., negative operating leverage).

Other real estate owned (OREO) and foreclosed assets - Assets taken in settlement of troubled loans primarily through deed-in-lieu of foreclosure or foreclosure. Foreclosed assets include real and personal property. Certain assets that have a government-guarantee which are classified as other receivables are excluded.

Purchased credit deteriorated assets (PCD) - Acquired loans or debt securities that, at acquisition, are determined to have experienced a more-than-insignificant deterioration in credit quality since origination or issuance.

Risk-weighted assets - Computed by the assignment of specific risk-weights (as defined by the Board of Governors of the Federal Reserve System) to assets and off-balance sheet instruments.

Servicing rights - Intangible assets or liabilities created by an obligation to service assets for others. Typical servicing rights include the right to receive a fee for collecting and forwarding payments on loans and related taxes and insurance premiums held in escrow.

Supplementary leverage ratio - Basel III Tier 1 capital divided by Supplementary leverage exposure.

Taxable-equivalent interest income - The interest income earned on certain assets that is completely or partially exempt from federal income tax. These tax-exempt instruments typically yield lower returns than taxable investments. To provide more meaningful comparisons of yields and margins for all interest-earning assets, we use interest income on a taxable-equivalent basis in calculating average yields and net interest margins by increasing the interest income earned on tax-exempt assets to make it fully equivalent to

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interest income earned on other taxable investments. This adjustment is not permitted under GAAP on the Consolidated Income Statement.

Troubled debt restructuring (TDR) - A loan whose terms have been restructured in a manner that grants a concession to a borrower experiencing financial difficulties.

Unfunded lending related commitments - Standby letters of credit, financial guarantees, commitments to extend credit and similar unfunded obligations that are not unilaterally, unconditionally, cancelable at PNC’s option.

Yield curve - A graph showing the relationship between the yields on financial instruments or market indices of the same credit quality with different maturities. For example, a “normal” or “positive” yield curve exists when long-term bonds have higher yields than short-term bonds. A “flat” yield curve exists when yields are the same for short-term and long-term bonds. A “steep” yield curve exists when yields on long-term bonds are significantly higher than on short-term bonds. An “inverted” or “negative” yield curve exists when short-term bonds have higher yields than long-term bonds.